UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006
                                                  ------------------------------

                            SHUMATE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-30291                65-0735872
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  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)             File Number)         Identification No.)

               12060 FM 3083, Conroe, Texas              77301
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         (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (936) 441-5100
                                                    ----------------------------

                           Excalibur Industries, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

      On January 26, 2006, Shumate Industries, Inc. announced its preliminary financial results for the year ended December 31, 2005. The press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, discloses certain financial measures that may be considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to net income and net cash provided by operating activities, or other financial measures prepared in accordance with GAAP.

      The information in this report shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Shumate Industries, Inc. has nominated A. Earl Swift to fill a vacancy on its board of directors and to become its Chairman of the board of directors.

      A. Earl Swift is the founder of Swift Energy Company, whose shares of common stock are traded on the New York Stock Exchange, and he has served as the Chairman of its board of directors since its founding in 1979. Mr. Swift also served as Swift Energy's Chief Executive Officer until May 2001. From 1962 to 1979, Mr. Swift was employed by affiliates of American Natural Resources Company, serving his last three years as vice president of Exploration and Production for the Michigan-Wisconsin Pipeline Company and American Natural Gas Production Company. From 1955 to 1961, Mr. Swift was employed by Humble Oil Company, a predecessor of Exxon U.S.A. Mr. Swift received a Bachelor of Science degree in petroleum engineering from the University of Oklahoma, a Juris Doctor from South Texas College of Law and a Masters of Business Administration from the President/Key Executive Program at Pepperdine University.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

      See Item 2.01 above.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired.

      Not applicable.

      (b) Pro Forma Financial Information.

      Not applicable.


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

      (c) Exhibits.

          99.1     Press Release dated January 26, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SHUMATE INDUSTRIES, INC.
                               (Registrant)


Date:  January 27, 2006        By: /s/ Matthew C. Flemming
                                   ---------------------------------------------
                                   Matthew C. Flemming, Chief Financial Officer, Treasurer, Secretary, and Executive Vice President


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